Exhibit 10.1


 INDEMNIFICATION AGREEMENT dated as of __________________________, 2005 between


                             Adept Technology, Inc.


       (the "Company"), and _______________________________ ("Indemnitee")


                  WHEREAS, the Board of Directors has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

                  WHEREAS, the Company has adopted provisions in its By-laws providing for indemnification of its officers and directors to the fullest extent permitted by applicable law, and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification; and

                  WHEREAS, in order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company and they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of Directors of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

                  WHEREAS, the Company desires to have Indemnitee continue to serve as a director or officer of the Company and in such other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee's duty to the Company; and Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter;

                  Now, therefore, in consideration of Indemnitee's continued service as a director or officer of the Company, the parties hereto agree as follows:

                  1. Service by Indemnitee. Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of Indemnitee's ability so long as Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by law or tenders a resignation in writing. This Agreement shall not impose any obligation on the Company to continue Indemnitee's service to the Company beyond any period otherwise required by law or by other agreements of the parties, if any.

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


                  2. Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by the Delaware General Corporation law in effect on the date hereof or as such law may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment). Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to
Indemnitee:

         (a) to the extent expressly prohibited by Delaware law or the By-laws of the Company;

         (b) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement of the Company or any other company or organization on whose board Indemnitee serves at the request of the Company, except in respect of any indemnity exceeding the payment under such insurance, clause, by-law or agreement;

         (c) in connection with an action, suit or proceeding, or part thereof (including claims and counterclaims) initiated by Indemnitee, except a judicial proceeding or arbitration pursuant to Section 10 to enforce rights under this Agreement, unless the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Company;

         (d) with respect to any action, suit or proceeding brought by or on behalf of the Company against Indemnitee that is authorized by the Board of Directors of the Company, except as provided in Sections 4, 5 and 6 below.

                  3. Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee is a party or is threatened to be made a party to any Proceeding (other than an action by or in the name of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses (defined below) actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

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                  4. Indemnity in Proceedings by or in the Name of the Company.
Except as limited by Section 2 above, Indemnitee shall be entitled to the indemnification rights provided in this Section if Indemnitee was or is a party or is threatened to be made a party to any Proceeding brought by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent or fiduciary of the Company, or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such costs, judgments, penalties, fines, liabilities and Expenses as such court shall deem proper.

                  5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the limitations of Section 2(d), 3 and 4 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any action, suit or proceeding (including an action, suit or proceeding brought by or on behalf of the Company) or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

                  6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, judgments, penalties, fines, liabilities or Expenses actually and reasonably incurred in connection with any action, suit or proceeding (including an action, suit or proceeding brought by or on behalf of the Company), but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such costs, judgments, penalties, fines, liabilities and Expenses actually and reasonably incurred to which Indemnitee is entitled.

                  7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee's behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee's service as a director or officer of the Company, in any threatened, pending or completed legal, administrative, investigative or other proceeding or matter to which Indemnitee neither is, nor is threatened to be made, a party.

                  8. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Sections 3, 4, 5, 6 or 7 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination:
(a) the Board of Directors of the Company by a majority vote of Disinterested Directors (defined below), whether or not such majority constitutes a quorum;

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(b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel (defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (d) the stockholders of the Company. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Notwithstanding the foregoing, if a Change in Control has occurred since the date of this Agreement and the Indemnitee specifically requests in Indemnitee's written request for indemnification pursuant to Sections 3, 4, 5, 6 or 7, that such determination not be made by the parties identified in (a) or (b) above, such determination shall be made by the party(ies) empowered to make such determination as identified in (c) or (d). Upon failure of the Board so to select such Independent Counsel or upon failure of Indemnitee so to approve, such Independent Counsel shall be selected upon application to a court of competent jurisdiction. Such determination of entitlement to indemnification shall be made not later than 30 calendar days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Expenses incurred by Indemnitee in connection with a request for indemnification or payment of Expenses hereunder, under any other agreement, any provision of the Company's By-laws or any directors' and officers' liability insurance, shall be borne by the Company. The Company hereby indemnifies Indemnitee for any such Expense and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination.

                  9. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 8 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 30 calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any Proceeding described in Sections 3 or 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

                  10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if Expenses are not paid pursuant to Section 15, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction of entitlement to such indemnification or payment. Alternatively, Indemnitee at Indemnitee's option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. The determination in any such judicial proceeding or arbitration shall be made de novo on the merits and Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 8 or 9 that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 8 or 9 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

                  11. Other Rights to Indemnification. Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or other organizational documents of the Company, vote of stockholders or Disinterested Directors, provision of law, agreement or otherwise.

                  12. Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual Expenses incurred by Indemnitee.

                  13. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company or is serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust) of the Company and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was a director, officer employee or agent of the Company or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust). This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

                  14. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

         (a) The Company shall be entitled to participate therein at its own expense; and

         (b) Except as otherwise provided in this Section 14(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

         (c) If the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

                  15. Payment of Expenses. All Expenses incurred by Indemnitee in advance of the final disposition of any Proceeding shall be paid by the Company at the request of Indemnitee, each such payment to be made within twenty calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment or payments from time to time. Indemnitee's entitlement to such Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to this Agreement (including the enforcement of this provision). Such statement or statements shall reasonably evidence the expenses and costs incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking, in substantially the form attached as Exhibit 1, by or on behalf of Indemnitee to reimburse such amount if it is finally determined, after all appeals by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee's undertaking to reimburse any such amounts is not required to be secured.

                  16. Separability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

                  17. Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

                  18. Definitions. For purposes of this Agreement:

         (a) "Change in Control" means an occurrence, after the date of this Agreement, of a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control also shall be deemed to have occurred if: (a) any "Person" (as such term is used in Section 13(d) of the Act), other than a trustee or other fiduciary holding Company securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) other than a Person holding securities of the Company representing 20% or more of the combined voting power of the Company's securities on the date of this Agreement, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (b) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (c) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period or were so approved themselves) cease for any reason to constitute at least a majority of the Board of Directors.

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         (b) "Disinterested Director" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

         (c) "Expenses" includes, without limitation, expenses incurred in connection with the defense or settlement of any and all investigations, judicial or administrative proceedings or appeals, attorneys' fees, witness fees and expenses, fees and expenses of accountants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), and any expenses of establishing a right to indemnification under Sections 8, 10 and 12 above but shall not include the amount of judgments, fines or penalties actually levied against Indemnitee.

         (d) "Independent Counsel" means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

         (e) "Proceeding" includes any threatened, pending or completed investigation, action, suit or other proceeding, whether brought in the name of the Company or otherwise, against Indemnitee, for which indemnification is not prohibited under Sections 2(a)-(c) above and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving, at the request of the Company, as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

                  19. Other Provisions.


         (a) This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.

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

         (b) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

         (c) This agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if Indemnitee is an officer of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between Indemnitee and the Company.

         (d) Upon a payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of Indemnitee to recover against any person for such liability, and Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

         (e) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         (f) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if: (a) actually received; or (b) mailed by certified or registered mail, postage prepaid, on the third business day after the date on which it is so mailed. Notices, requests and demands pursuant to this Agreement shall be provided to: the Company (attention: General Counsel and Chief Financial Officer) at its principal executive offices; with a copy to Gibson, Dunn & Crutcher LLP, One Montgomery Street, 31st Floor, San Francisco, CA 94104.

         (g) This Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                             ADEPT TECHNOLOGY, INC.



                             By
                                ------------------------------------------------





                                ------------------------------------------------
                                                    Indemnitee

                                                                       EXHIBIT 1




                  UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

         I ___________________________________________________, agree to reimburse Adept Technology, Inc. (the "Company") for all expenses paid to me by the Company for my defense in any civil or criminal action, suit, or proceeding, in the event, and to the extent that it shall ultimately be determined that I am not entitled to be indemnified by the Company for such expenses.


                               Signature _____________________________

                               Typed Name __________________________
                               Date _______________________________
                               Office _______________________________


         __________________ ) ss:

Before me ______________________, on this day personally appeared ___________________, known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at ________, this _______ day of ___________, 200__.

                                           ________________________________
                                                    Notary Public


My commission expires: